Accrued Expenses and Other Current Liabilities (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Accrued Expenses and Other Current Liabilities [Line Items]
Advances from customers	$ 87	529	616
Accrued payroll and welfare payable	4,698	28,438	16,251
Business tax, value-added tax and other taxes payable	1,100	6,661	1,287
Government grant	449	2,720
Others	466	2,826	1,443
Total	$ 6,800	41,174	19,597